UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2011
FIRST POTOMAC REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 Wisconsin Avenue Bethesda, Maryland	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 986-9200
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
During the period from April 28, 2010 to April 8, 2011, First Potomac Realty Trust (the “Company”) purchased eleven consolidated real estate properties and completed two additional acquisitions through unconsolidated joint ventures, all of which were previously disclosed in press releases furnished as exhibits to Current Reports on Form 8-K. The consolidated acquisitions included a vacant office building that was purchased with the intent to fully redevelop the property and a newly constructed vacant office property with no prior operating history. In addition, one of the unconsolidated joint ventures referred to above acquired a newly constructed property with no prior operating history. Under the rules and regulations of the Securities and Exchange Commission, these properties are individually insignificant but, in the aggregate, are significant. Regulation S-X requires the presentation of audited statements of revenues and certain expenses for a majority of the individually insignificant properties when acquired properties are individually insignificant, but significant in the aggregate. In particular, the Company’s acquisitions in the fiscal year ended December 31, 2010 were significant in the aggregate. In addition, properties acquired subsequent to December 31, 2010 are also significant in the aggregate. As a result, the Company is presenting statements of revenues and certain expenses for 500 First Street, NW and Redland Corporate Center (a majority of all 2010 acquisitions) and 840 First Street, NE and One Fair Oaks (a majority of all 2011 acquisitions).
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Properties Acquired.
1.
500 First Street, NW, acquired June 30, 2010:
Independent Auditors’ Report
Statements of Revenues and Certain Expenses for the three months ended March 31, 2010
(unaudited) and year ended December 31, 2009
Notes to Statements of Revenues and Certain Expenses

2.
Redland Corporate Center, acquired November 10, 2010:
Independent Auditors’ Report
Statements of Revenues and Certain Expenses for the nine months ended September 30, 2010
(unaudited) and the period from July 1, 2009 (inception) to December 31, 2009
Notes to Statements of Revenues and Certain Expenses

3.
840 First Street, NE, acquired March 25, 2011:
Independent Auditors’ Report
Statement of Revenues and Certain Expenses for the year ended December 31, 2010
Notes to Statements of Revenues and Certain Expenses

4.
One Fair Oaks, acquired April 8, 2011:
Independent Auditors’ Report
Statements of Revenues and Certain Expenses for the three months ended March 31, 2011
(unaudited) and year ended December 31, 2010
Notes to Statements of Revenues and Certain Expenses

(b) Pro Forma Financial Information.
The following pro forma financial statements reflect the Company’s completed 2010 and 2011 acquisitions.
1.	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2011.

2.	Notes to Pro Forma Consolidated Balance Sheet as of March 31, 2011.

3.	Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2011.

4.	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2010.

5.	Notes to Pro Forma Consolidated Statements of Operations.
(d) Exhibits.

Exhibit No.
23.1	Consent of Independent Registered Public Accounting Firm

FIRST POTOMAC REALTY TRUST
PRO FORMA FINANCIAL INFORMATION
(UNAUDITED)
The following pro forma financial information of First Potomac Realty Trust (the “Company”) have been prepared to provide pro forma financial information with respect to certain acquisitions that the Company has completed since April 28, 2010, as well as certain other adjustments described below.
The unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 reflects adjustments related to the Company’s acquisition of One Fair Oaks as if it had occurred on March 31, 2011.
The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2011 assumes that all of the following occurred on January 1, 2010 (collectively, the “2011 Acquisitions”) :
•	The acquisition of 840 First Street, NE for approximately $97.7 million on March 25, 2011, including the assumption of a $57.2 million mortgage, fair valued at $56.5 million at acquisition; and

•	The acquisition of One Fair Oaks for approximately $60.3 million on April 8, 2011, including the assumption of a $52.4 million mortgage loan, fair valued at $52.9 million at acquisition.
The unaudited pro forma consolidated statement of operations for the year ended December 31, 2010 assumes that all of the following occurred on January 1, 2010:
•	The acquisition of 500 First Street, NW for approximately $67.8 million on June 30, 2010, partially funded with a new $39.0 million mortgage loan;

•	The acquisition of a 97% interest in Redland Corporate Center for approximately $86.4 million on November 10, 2010; and

•	The 2011 Acquisitions.
In the opinion of the Company’s management, all adjustments necessary to reflect the effects of these acquisitions and other transactions have been made. The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the Company’s actual results of operations or financial condition would have been had the transactions described above occurred at the beginning of the periods presented, nor does it purport to represent the future results of operations or financial condition of the Company. The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the financial statements included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011 and the Company’s Current Report on Form 8-K dated June 13, 2011 for the year ended December 31, 2010.

FIRST POTOMAC REALTY TRUST
PRO FORMA CONSOLIDATED BALANCE SHEET
As of March 31, 2011
(Unaudited, in thousands)

		One Fair Oaks	Pro Forma
	Historical	Acquisition	First Potomac
	(A)	(B)	Realty Trust
Assets

Rental property, net	$1,326,027	$50,833	$1,376,860
Cash and cash equivalents	18,681	(9,009)	9,672
Escrows and reserves	13,504	3,794	17,298
Accounts and other receivables, net of allowance for doubtful accounts of $3,351 and $3,246, respectively	8,602	—	8,602
Accrued straight-line rents, net of allowance for doubtful accounts of $893 and $894, respectively	13,549	—	13,549
Note receivable, net	24,760	—	24,760
Investment in affiliates	23,994	—	23,994
Deferred costs, net	22,260	199	22,459
Prepaid expenses and other assets	14,966	—	14,966
Intangibles assets, net	54,673	7,083	61,756

Total assets	$1,521,016	$52,900	$1,573,916

Liabilities

Mortgage loans	$391,573	$52,900	$444,473
Exchangeable senior notes, net	30,076	—	30,076
Senior notes	75,000	—	75,000
Secured term loans	100,000	—	100,000
Unsecured revolving credit facility	116,000	—	116,000
Accounts payable and other liabilities	34,342	—	34,342
Accrued interest	3,736	—	3,736
Rents received in advance	7,234	—	7,234
Tenant security deposits	5,620	—	5,620
Deferred market rent, net	5,676	—	5,676

Total liabilities	769,257	52,900	822,157

Noncontrolling interests in the Operating Partnership	37,420	—	37,420

Total equity	714,339	—	714,339

Total liabilities, noncontrolling interests and equity	$1,521,016	$52,900	$1,573,916

See accompanying notes to unaudited pro forma consolidated balance sheet.

FIRST POTOMAC REALTY TRUST
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2011
(UNAUDITED)
(A) Reflects the historical consolidated balance sheet of First Potomac Realty Trust (the “Company”) as of March 31, 2011. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011.
(B) Reflects the Company’s acquisition of One Fair Oaks, which the Company acquired on April 8, 2011 for approximately $60.3 million. This acquisition was funded through the assumption of a $52.4 million mortgage, fair valued at $52.9 million and available cash. The purchase price of this property has been allocated among the building (on an as-if vacant basis), land, tenant improvements, leasing commissions, the origination value of leases and the fair value of at, above or below market leases. The fair value of One Fair Oaks’ assets are preliminary as the Company continues to assess its initial fair value determination of its assets. The weighted average amortization period for all the intangible assets associated with One Fair Oaks was 7.0 years.

FIRST POTOMAC REALTY TRUST
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2011
(unaudited, in thousands, except per share amounts)

		840	One
		First	Fair	Other
	Historical	Street, NE	Oaks	Transactions
	(A)	(B)	(B)	(C)	Pro Forma
Revenues
Rental revenue	$32,359	$1,544	$1,304	$—	$35,207
Tenant reimbursement	8,111	1,081	610	—	9,802

Total revenues	40,470	2,625	1,914	—	45,009

Operating expenses
Property operating	10,958	611	435	—	12,004
Real estate taxes and insurance	4,002	378	158	—	4,538
General and administrative	4,008	—	—	—	4,008
Acquisition costs	2,185	—	—	(1,695)	490
Depreciation and amortization	12,770	2,393	669	—	15,832
Impairment of real estate assets	2,711	—	—	—	2,711

Total operating expenses	36,634	3,382	1,262	(1,695)	39,583

Operating income (loss)	3,836	(757)	652	1,695	5,426

Interest and other expenses, net	7,527	910	894	126	9,457

(Loss) income from continuing operations	(3,691)	(1,667)	(242)	1,569	(4,031)
(Loss) income from continuing operations attributable to noncontrolling interests	134	71	11	(71)	145

(Loss) income from continuing operations attributable to First Potomac Realty Trust	(3,557)	(1,596)	(231)	1,498	(3,886)

Less: Dividends on preferred shares	(1,783)	—	—	—	(1,783)

Net (loss) income from continuing operations available to common shareholders	$(5,340)	$(1,596)	$(231)	$1,498	$(5,669)

Loss from continuing operations per share:
Basic and diluted	$(0.12)				$(0.12)

Weighted average common share outstanding:
Basic and diluted	49,234				49,234
See accompanying notes to unaudited pro forma consolidated statement of operations.

FIRST POTOMAC REALTY TRUST
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
(unaudited, in thousands, except per share amounts)

				500 First	Redland
		840 First	One Fair	Street,	Corporate	Other
	Historical	Street, NE	Oaks	NW	Center	Transactions
	(A)	(B)	(B)	(D)	(D)	(C)	Pro Forma
Revenues
Rental revenue	$111,860	$7,546	$5,215	$2,072	$4,045	$—	$130,738
Tenant reimbursement	26,687	4,790	2,544	650	2	—	34,673

Total revenues	138,547	12,336	7,759	2,722	4,047	—	165,411

Operating expenses
Property operating	33,714	2,715	1,795	739	1,175	—	40,138
Taxes and insurance	12,954	2,077	604	430	1,060	—	17,125
General and administrative	14,523	—	—	—	—	—	14,523
Acquisition costs	7,169	—	—	—	—	1,972	9,141
Depreciation and amortization	42,613	9,572	2,674	1,103	2,055	—	58,017
Impairment of real estate assets	2,386	—	—	—	—	—	2,386
Contingent consideration related to property	710	—	—	—	—	—	710

Total operating expenses	114,069	14,364	5,073	2,272	4,290	1,972	142,040

Operations income (loss)	24,478	(2,028)	2,686	450	(243)	(1,972)	23,371

Interest and other expenses, net	33,115	3,264	3,576	1,098	—	3,335	44,388

Loss from continuing operations	(8,637)	(5,292)	(890)	(648)	(243)	(5,307)	(21,017)
Loss from continuing operations attributable to noncontrolling interests	174	295	50	39	22	296	876

Net loss from continuing operations available to common Shareholders	$(8,463)	$(4,997)	$(840)	$(609)	$(221)	$(5,011)	$(20,141)

Loss from continuing operations per share:
Basic and diluted	($0.25)						($0.56)

Weighted average common share outstanding:
Basic and diluted	36,984						36,984
See accompanying notes to unaudited pro forma consolidated statement of operations.

FIRST POTOMAC REALTY TRUST
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
STATEMENTS OF OPERATIONS
(A) Reflects the Company’s historical consolidated statements of operations for the three months ended March 31, 2011 and the year ended December 31, 2010. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011 and the Company’s Current Report on Form 8-K dated June 13, 2011 for the year ended December 31, 2010.
(B) Reflects the operating results of 2011 completed acquisitions, including depreciation and amortization expense and an adjustment to rental revenue related to allocation of the purchase price to tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases.
Interest expense arising from assumed mortgage debt with fair values and effective interest rates as follows: $56.5 million and 6.05% for 840 First Street, NE; and $52.9 million and 6.72% for One Fair Oaks.
Property operating expenses have been adjusted to eliminate historical management fees for properties managed by the Company since acquisition.
(C) Reflects acquisition costs associated with the 2011 acquisitions treated as incurred effective January 1, 2010. Other expense includes the impact of interest expense associated with borrowings incurred on the Company’s revolving line of credit to partially fund the 2010 and 2011 acquisitions.
(D) Reflects the operating results of 2010 completed acquisitions, including depreciation and amortization expense and an adjustment to rental revenue related to allocation of the purchase price to tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases.
The adjustment to noncontrolling interests reflects the allocable share of the properties’ operating results and the impact of other transactions.
Interest expense arising from assumed mortgage debt associated with 500 First Street, NW with a fair value and effective interest rate of $39.0 million and 5.79%, respectively.
The Company’s excess of distributions over earnings related to its participating securities are accounted for as a reduction in total earnings attributable to common shareholders in the Company’s computation of earnings or loss per share. For the three months ended March 31, 2011 and the year ended December 31, 2010, the Company’s loss from continuing operations was increased by $0.1 million and $0.6 million, respectively, related to its excess distributions over earning in the calculation of its loss from continuing operations per share.
A one-eighth percentage point fluctuation in the variable interest rate applicable to the debt instruments used to acquire 840 First Street, NE, 500 First Street, NW and Redland Corporate Center would result in a change in annual interest and other expenses of $0.2 million.

INDEPENDENT AUDITORS’ REPORT
The Board of Trustees and Shareholders
First Potomac Realty Investment Trust:
We have audited the accompanying statement of revenues and certain expenses (as defined in note 2) of 500 First Street, NW for the year ended December 31, 2009. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the revenues and expenses of 500 First Street, NW. As described in note 2, the accompanying statement of revenues and certain expenses excludes some expenses of the property, and may not be comparable with those expenses resulting from the proposed future operations of 500 First Street, NW.
In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses (described in note 2) of 500 First Street, NW for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.
/s/ KPMG LLP
McLean, Virginia
June 30, 2011

500 FIRST STREET, NW
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
Three months ended March 31, 2010 (unaudited) and Year ended December 31, 2009

	2010	2009
	(unaudited)
Revenues:
Rental	$767,679	$3,070,715
Tenant reimbursement and other	253,828	1,283,765
Garage	73,368	293,232

	1,094,875	4,647,712

Certain expenses:
Real estate taxes	206,061	847,781
Utilities	118,218	473,085
Payroll and Administrative	66,673	238,433
Service contracts	89,842	354,352
Management fees (note 4)	30,000	120,000
Repairs and maintenance	47,346	323,710
Insurance	9,849	38,000
Other	18,293	54,092

	586,282	2,449,453

Revenues in excess of certain expenses	$508,593	$2,198,259

See accompanying notes to statements of revenues and certain expenses.

500 FIRST STREET, NW
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
Three months ended March 31, 2010 (unaudited) and Year ended December 31, 2009
(1) Background
On June 30, 2010, First Potomac Realty Trust acquired the ownership interests in 500 First Street, NW, a 129,000 square foot commercial office property in Washington, D.C.
(2) Summary of Significant Accounting Policies and Other Matters
(a) Basis of Presentation
The accompanying statements of revenues and certain expenses and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The statements exclude certain items, such as mortgage interest and depreciation and amortization, and accordingly, the statements are not representative of the actual operations for the period presented and also may not be comparable to the expenses expected to be incurred in the proposed future operations of 500 First Street, NW. Based on reasonable inquiry, management is not aware of any material factors relating to 500 First Street, NW other than those described above that would cause the reported financial information not to be necessarily indicative of future operating results.
The accompanying unaudited statement of revenues and certain expenses reflects all adjustments necessary to present fairly certain expenses of the 500 First Street, NW, for the three month period ended March 31, 2010. Interim results are not necessarily indicative of full year performance.
(b) Revenue Recognition
The straight-line basis is used to recognize rent revenues over the terms of the respective leases.
(c) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.
(d) Subsequent Events
First Potomac Realty Trust has evaluated the need for disclosures and/or adjustments resulting from the subsequent events through June 30, 2011, the date the statements of revenues and certain expenses were available to be issued.
(3) Tenant Leases
The building was fully leased to one tenant at December 31, 2009. The total minimum rents to be received from the tenant under the noncancelable operating lease in effect at December 31, 2009, were as follows:

2010	$4,360,392
2011	4,360,392
2012	4,360,392
2013	4,360,392
2014	4,360,392
Thereafter	6,903,954

Total	$28,705,914

(4) Management Fees
500 First Street, NW has a management agreement that provides for management fees based upon a percentage of rental revenues and for reimbursement of certain direct costs, including on-site management costs incurred in operating the building. Management fee expenses during the three months ended March 31, 2010 (unaudited) and the year ended December 31, 2009 were $30,000 and $120,000, respectively.

INDEPENDENT AUDITORS’ REPORT
The Board of Trustees and Shareholders
First Potomac Realty Investment Trust:
We have audited the accompanying statement of revenues and certain expenses (as defined in note 2) of Redland Corporate Center for the period July 1, 2009 (inception) to December 31, 2009. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the revenues and expenses of Redland Corporate Center. As described in note 2, the accompanying statement of revenues and certain expenses excludes some expenses of the property, and may not be comparable with those expenses resulting from the proposed future operations of Redland Corporate Center.
In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses (described in note 2) of Redland Corporate Center for the period July 1, 2009 (inception) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.
/s/ KPMG LLP
McLean, Virginia
June 30, 2011

REDLAND CORPORATE CENTER
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
Nine months ended September 30, 2010 (unaudited) and the period July 1, 2009 (inception) to December 31, 2009

	2010	2009
	(unaudited)
Revenues:
Rental	$3,577,6579	$794,493
Other	3,419	11

	3,581,076	794,504

Certain expenses:
Real estate taxes	785,823	241,844
Utilities	404,928	163,271
Payroll and administrative	157,599	63,628
Service contracts	238,962	44,628
Management fees (note 4)	27,315	18,210
Repairs and maintenance	68,106	8,368
Insurance	75,967	49,889
Other	186,644	72,477

	1,945,344	662,315

Revenues in excess of certain expenses	$1,635,732	$132,189

See accompanying notes to statements of revenues and certain expenses.

REDLAND CORPORATE CENTER
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
Nine months ended September 30, 2010 (unaudited) and the period from July 1, 2009 (inception) to December 31, 2009
(1) Background
On November 10, 2010, First Potomac Realty Trust purchased a 97% economic interest in the joint venture that owns Redland Corporate Center, a commercial office property in Rockville, Maryland, and formed FP Redland, LLC, a Delaware limited liability company, for the purpose of owning and holding commercial rental properties. Redland Corporate Center has two buildings with an aggregate 247,000 rentable square feet.
(2) Summary of Significant Accounting Policies and Other Matters
(a) Basis of Presentation
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The statements exclude certain items, such as mortgage interest and depreciation and amortization, and accordingly, the statements are not representative of the actual operations for the period presented and also may not be comparable to the expenses expected to be incurred by FP Redland, LLC in the proposed future operations of Redland Corporate Center. Based on reasonable inquiry, management is not aware of any material factors relating to Redland Corporate Center other than those described above that would cause the reported financial information not to be necessarily indicative of future operating results.
The accompanying unaudited statement of revenues and certain expenses reflects all adjustments necessary to present fairly certain expenses of the Redland Corporate Center for the nine month period ended September 30, 2010. Interim results are not necessarily indicative of full year performance.
(b) Revenue Recognition
The straight-line basis is used to recognize rent revenues over the terms of the respective leases.
(c) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.
(d) Subsequent Events
FP Redland, LLC has evaluated the need for disclosures and/or adjustments resulting from the subsequent events through June 30, 2011, the date the statements of revenues and certain expenses were available to be issued.

(3) Tenant Leases
Redland Corporate Center was leased to two tenants at December 31, 2009. The total minimum rents to be received from the tenants under noncancelable operating leases in effect at December 31, 2009 were as follows:

2010	$2,444,373
2011	4,226,547
2012	4,690,313
2013	4,690,512
2014	4,927,753
Thereafter	31,304,266

Total	$52,283,764

(4) Management Fees
Redland Corporate Center has a management agreement that provides for management fees based upon a percentage of rental revenues and for reimbursement of certain direct costs, including on-site management costs incurred in operating the buildings. Management fee expenses during the nine months ended September 30, 2010 (unaudited) and the year ended December 31, 2009 were $27,315 and $18,210, respectively.

INDEPENDENT AUDITORS’ REPORT
The Board of Trustees and Shareholders
First Potomac Realty Investment Trust:
We have audited the accompanying statement of revenues and certain expenses (as defined in note 2) of 840 First Street, NE for the year ended December 31, 2010. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the revenues and expenses of 840 First Street, NE. As described in note 2, the accompanying statement of revenues and certain expenses excludes some expenses of the property, and may not be comparable with those expenses resulting from the proposed future operations of 840 First Street, NE.
In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined in note 2) of 840 First Street, NE for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.
/s/ KPMG LLP
McLean, Virginia
June 30, 2011

840 FIRST STREET, NE
STATEMENT OF REVENUES AND CERTAIN EXPENSES
Year ended December 31, 2010

2010

Revenues:
Rental	$7,143,901
Tenant Reimbursement	4,790,078

11,933,979

Certain expenses:
Real estate taxes	2,042,184
Utilities	1,121,170
Service contracts	747,581
Management fees (note 4)	124,191
Repair and maintenance expense	138,591
Insurance	34,423
Payroll and administrative	405,557
Other	177,873

4,791,570

Revenues in excess of certain expenses	$7,142,409

See accompanying notes to statement of revenues and certain expenses.

840 FIRST STREET, NE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
Year ended December 31, 2010
(1) Background
On March 25, 2011, First Potomac Realty Trust (“First Potomac”) purchased 840 First Street, NE, a 249,000 square foot commercial office property located in Washington, D.C, and simultaneously formed FP 840 First Street, LLC, a Delaware limited liability company, for the purpose of owning and holding commercial rental properties.
(2) Summary of Significant Accounting Policies and Other Matters
(a) Basis of Presentation
The accompanying statement of revenues and certain expenses relates to 840 First Street, NE and has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The statement excludes certain items, such as mortgage interest and depreciation and amortization, and accordingly, the statement is not representative of the actual operations for the period presented and also may not be comparable to the expenses expected to be incurred by FP 840 First Street, LLC in the proposed future operations of 840 First Street, NE. Based on reasonable inquiry, management is not aware of any material factors relating to 840 First Street, NE other than those described above that would cause the reported financial information not to be necessarily indicative of future operating results.
(b) Revenue Recognition
The straight-line basis is used to recognize rent revenues over the terms of the respective leases.
(c) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.
(d) Subsequent Events
FP 840 First Street, LLC has evaluated the need for disclosures and/or adjustments resulting from the subsequent events through June 30, 2011, the date the statement of revenues and certain expenses were available to be issued.
(3) Tenant Leases
840 First Street, NE was occupied by one tenant at December 31, 2010. The total minimum rents to be received from the tenant under the noncancelable operating lease in effect at December 31, 2010, were as follows:

2011	$7,845,756
2012	8,077,246
2013	5,447,915

Total	$21,370,917

(4) Management Fees
840 First Street, NE has a management agreement that provides for management fees based upon a percentage of rental revenues and for reimbursement of certain direct costs, including on-site management costs incurred in operating the buildings. Management fee expenses during the year ended December 31, 2010 were $124,191.

INDEPENDENT AUDITORS’ REPORT
The Board of Trustees and Shareholders
First Potomac Realty Investment Trust:
We have audited the accompanying statement of revenues and certain expenses (as defined in note 2) of One Fair Oaks for the year ended December 31, 2010. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the revenues and expenses of One Fair Oaks. As described in note 2, the accompanying statement of revenues and certain expenses excludes some expenses of the property, and may not be comparable with those expenses resulting from the proposed future operations of One Fair Oaks.
In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined in note 2) of One Fair Oaks for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.
/s/ KPMG LLP
McLean, Virginia
June 30, 2011

ONE FAIR OAKS
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
Three months ended March 31, 2011 (unaudited) and Year ended December 31, 2010

	2011	2010
	(unaudited)
Revenues:
Rental	$1,114,241	$4,456,959
Tenant reimbursement	610,196	2,543,963

	1,724,437	7,000,922

Certain expenses:
Real estate taxes	145,756	552,998
Utilities	180,102	610,899
Payroll and Administrative	44,782	171,246
Service contracts	109,154	488,675
Management fees (note 4)	46,739	186,017
Repairs and maintenance	93,023	401,906
Insurance	12,319	51,115
Other	8,423	122,649

	640,298	2,585,505

Revenues in excess of certain expenses	$1,084,139	$4,415,417

See accompanying notes to statements of revenues and certain expenses.

ONE FAIR OAKS
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
Three months ended March 31, 2011 (unaudited) and Year ended December 31, 2010
(1) Background
On April 8, 2011, First Potomac Realty Trust acquired One Fair Oaks, a 214,000 square foot commercial office building located in Fairfax, Virginia, and formed FP One Fair Oaks, LLC, a Delaware limited liability company, for the purpose of owning and holding commercial rental properties.
(2) Summary of Significant Accounting Policies and Other Matters
(a) Basis of Presentation
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The statements excludes certain items, such as mortgage interest and depreciation and amortization, and accordingly, the statements are not representative of the actual operations for the periods presented and also may not be comparable to the expenses expected to be incurred by FP One Fair Oaks, LLC in the proposed future operations of One Fair Oaks. Based on reasonable inquiry, management is not aware of any material factors relating to One Fair Oaks other than those described above that would cause the reported financial information not to be necessarily indicative of future operating results.
The accompanying unaudited statement of revenues and certain expenses reflects all adjustments necessary to present fairly certain expenses of One Fair Oaks for the three month period ended March 31, 2011. Interim results are not necessarily indicative of full year performance.
(b) Revenue Recognition
The straight-line basis is used to recognize rent revenues over the terms of the respective leases.
(c) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.
(d) Subsequent Events
FP One Fair Oaks, LLC has evaluated the need for disclosures and/or adjustments resulting from the subsequent events through June 30, 2011, the date the statements of revenues and certain expenses were available to be issued.

(3) Tenant Leases
One Fair Oaks was fully leased to one tenant at December 31, 2010. The total minimum rents to be received from the tenant under the noncancelable operating lease in effect at December 31, 2010, were as follows:

2011	$5,026,320
2012	5,156,010
2012	5,289,072
2014	5,425,594
2015	5,533,805
Thereafter	5,671,147

Total	$32,101,948

(4) Management Fees
One Fair Oaks has a management agreement that provides for management fees based upon a percentage of rental revenues and for reimbursement of certain direct costs, including on-site management costs incurred in operating the buildings. Management fee expenses during the three months ended March 31, 2011 (unaudited) and the year ended December 31, 2010 were $46,739 and $186,017, respectively.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

July 1, 2011

/s/ Barry H. Bass
Barry H. Bass
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
23.1	Consent of KPMG LLP